Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

In October 2018, the Partnership entered into a settlement agreement with Petrobras and Petroleo Netherlands B.V. - PNBV S.A. in relation to the previously-terminated charter contracts of the HiLoad DP unit and Arendal Spirit UMS. As part of the settlement agreement, Petrobras and Petroleo Netherlands B.V. - PNBV S.A. have agreed to pay a total amount of $96 million to the Partnership, which includes $55 million that is payable unconditionally in November 2018, and amounts of $22 million payable in late-2020 and $19 million payable in late-2021, which are available to be reduced by 40% of the revenues paid prior to the end of 2021 by Petrobras and Petroleo Netherlands B.V. - PNBV S.A. under any new contracts entered into subsequent to October 25, 2018 relating specifically to the Arendal Spirit UMS and the Cidade de Rio das Ostras and Piranema Spirit FPSO units.